Exhibit 32



Certification of COO and CFO Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                          CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. SECTION 1350)

      In connection with the quarterly report of DataMetrics Corporation (the "Company") on Form 10-QSB for the period ending January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John Marceca, the Chief Operating Officer of the Company, and Edward Kroning, the Chief Financial Officer of the Company, does hereby certify, pursuant to Section 9061 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      DATAMETRICS CORPORATION

      By:   John Marceca
         ----------------------------------
            John Marceca, President and COO

      Dated: June 1, 2007
             ------------

      By:   Edward Kroning
         ----------------------------------
            Edward Kroning, CFO

      Dated: June 1, 2007
             ------------


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Form 10-QSB to be signed on its behalf by its duly authorized representatives.


                                          DATAMETRICS CORPORATION
                                          ------------------------
                                          /s/ John Marceca
                                          President and COO


Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Name                          Title                         Date
-------------------           ------------------------      ---------------
/s/ John Marceca              President and COO             June 1, 2007
-------------------
    John Marceca

/s/ Edward Kroning            Chief Financial Officer       June 1, 2007
-------------------
    Edward Kroning



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